PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden

PINNACLE VALUE FUND                                                                                                                                        2

BERTOLET CAPITAL TRUST

to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Annual Report                                                                  December 31, 2017

Dear Fellow Shareholders,

Total Return                                             2017             2016             2015            2014              2013

Pinnacle Value Fund                                 (0.1)%          16.5%            (6.0)%          4.8%            16.6%

Russell 2000                                              14.6              21.4               (4.4)              4.9               38.6

S&P 500                                                    21.8%           12.0%             1.4%          13.7%            32.0%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

The State of the Portfolio

As you can see from the above box scores, 2017 proved to be a difficult year. Having flat performance in a year when the benchmark R2000 was up 14.6% is disappointing, to say the least. We basically broke even but too much cash and a couple of unforced errors hurt our results. The good news is that most of our positions are tracking properly and we are optimistic about future prospects.

We continue to hold high levels of  cash which hurt us in a rising market. The markets had no major corrections which limited the opportunities to put cash to work. This has been an ongoing issue which has been compounded by a “buy the dip” mentality of many investors. Any weakness in stock prices is seen as a buying opportunity and fear of missing out on the next rally prevails. Equities rarely reach the valuations we prefer and cash earns minimal interest, although interest rates are ticking up. The high cash is not a strategic decision but the result of the absence of opportunities in our universe. However, the cash limits the downside in any correction and provides dry powder for any market opportunities.

As you can see from the following Winners/Sinners list, several stocks made positive contributions to 2017 performance including Gulf Island Fabrication (shipyard), holding company BKF Capital, business development company MVC Capital and our two royalty trusts, San Juan RT and Permian Basin RT.  Regrettably, these positives were offset by a handful of detractors including Gulfmark Offshore and Tidewater (offshore supply vessels) that underwent painful restructurings (we held both far too long). Global Power Equipment, Seacor and Powell Industries which serve the energy infrastructure markets had their own issues but are now recovering. Our energy holdings were a mixed bag- some did very well, others not so much. The good news is that energy prices are well off their lows and appear to have stabilized setting the stage for better results in future quarters.

Our primary goal for shareholders is to grow our NAV (net asset value) over time through a combination of capital gains, interest and dividends.  Although we did not achieve our goal in 2017, we remain focused on discovering undervalued US firms with competent managements, conservative financials and viable business models. Your portfolio manager continues to be a major Fund shareholder.

PINNACLE VALUE FUND                                                                                                                                        4

BERTOLET CAPITAL TRUST

A Shareholder Email.

Recently I received an email from a longtime Fund shareholder which said in part “I hope the Pinnacle venture has been rewarding for you. It is always interesting to read your narrative. Given your training and experience, this environment must feel like the surface of Mars in terms of valuations and standards of measurement. Brave new world. You must feel like a dinosaur doing such arcane things as looking at ratios and cash flow statements, worrying about debt levels and all sorts of unfashionable pursuits.”

Yes, despite last year’s performance, the Pinnacle venture has been very rewarding. Although I often feel like a dinosaur roaming the surface of Mars pursuing our deep value US small/microcap strategy. However, it is a “brave new world” since a few forces have grown in importance over the last decade which makes traditional value investing a bit more challenging. These are:

1. Worldwide quantitative easing by central banks (aka money printing). While ultra-low interest rates helped avoid a more severe recession, they have also resulted in elevated asset prices across the board. It remains to be seen what happens to stock prices as QE unwinds and interest rates rise.

2. The growing presence of Private Equity/Buyout Funds with access to seemingly unlimited capital that bid up the prices of the types of stocks we are trying to accumulate. Competition among these funds is often intense resulting in prices and valuations beyond our comfort zone.

3. The proliferation of index funds and Exchange Traded Funds (ETFs) that enable convenient and fast exposure to an ever growing universe of indices and sectors. It often seems that speed and ease of purchase are more important than the valuations of the underlying securities acquired.

Of course we’ll deal with the above and enjoy the competition. We always like a challenge and believe that some day soon our patience, strategy and discipline will be rewarded in a major way.

By now you should have received your yearend statement. The Fund made a distribution of $.47 in late December consisting of $.30  in long term capital gains and $.17  in short term capital gains. Usually our distributions are mostly long term gains which carry favorable tax treatment. But in 2017 a couple of our positions rose quickly shortly after purchase and we felt it prudent to lock in gains even at less favorable tax treatment. If you hold your shares in a taxable account you should have received a 2017 Form 1099-DIV to assist with your taxes, if you did not, please call 877-369-3705 X 115.

Should you have any questions about your account of the Fund, don’t hesitate to call or write.

Many thanks for your ongoing support of our work.

John E. Deysher                                                                                      Pinnacle Value Fund

President & Portfolio Manager                                                             745 Fifth Ave. - 2400

212-605-7100                                                                                            New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS

% net assets

1. SWK Holdings- life sciences finance

5.5%

2. Global Power Equipment- electricity infrastructure

4.8

3. ERA Group- offshore helicopter services

4.1

4. Gulf Island Fabrication- marine goods & services

3.7

5. Permian Basin Royalty Trust- crude based royalty trust

3.0

6. San Juan Royalty Trust- natural gas based royalty trust

3.0

7. Christopher & Banks- lady’s retailer

2.6

8. Kansas City Life- life policies & annuities

2.4

9. First acceptance- non standard auto insurance

2.3

10. MVC capital- business development co.

2.2

                                                                                        Total

33.6%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Gulf Island Fabrication

$456,700

2. BKF Capital

369,300

3. San Juan Royalty Trust

356,100

4. MVC Capital

258,300

5. Permian Basin Royalty Trust

240,400

                                                                                        Total

$1,680,800

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Gulfmark Offshore

$948,400

2. Tidewater

683,400

3. Global Power Equipment

582,100

4. Seacor

453,100

5. Powell Industries

285,700

                                                                                         Total

$2,952,700

SECURITY CLASSIFICATIONS

Government Money Market Funds

46.6%

Energy

16.9

Insurance

9.0

Industrial goods & services

8.9

Financial services

6.9

Closed end funds

6.2

Consumer goods & services

3.6

Real estate

1.2

Banks & thrifts

0.7

                                                                                          Total

100.0%

PINNACLE VALUE FUND                                                                                                                                        6

BERTOLET CAPITAL TRUST

Schedule of Investments December 31, 2017
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Banks & Thrifts
3,966	Anchor Bancorp *	$ 21,973	$ 98,357
17,807	Hope Bancorp, Inc.	65,849	324,978
		87,822	423,335	0.70%
Conglomerate
400	FRP Holdings, Inc. *	9,686	17,700
5,255	Regency Affiliates, Inc. (a)	20,665	39,045
100	Steel Partners Holdings L.P. *	1,109	1,955
		31,460	58,700	0.10%
Energy
2,000	Civeo Corp. *	1,704	5,460
2,018	Dorian LPG Ltd. *	14,646	16,587
159,488	Ensco Plc.	740,821	942,574
229,128	Era Group, Inc. *	2,274,390	2,463,126
165,334	Gulf Island Fabrication, Inc.	1,140,336	2,219,609
207,254	Permian Basin Royalty Trust	1,559,638	1,838,343
219,862	San Juan Basin Royalty Trust	1,022,016	1,811,663
73,128	Seacor Marine Holdings, Inc. *	940,661	855,598
		7,694,212	10,152,960	16.76%
Financial Services
56,789	BKF Capital Group, Inc. (a) *	1,073,814	795,046
308,219	SWK Holdings Corp. *	2,702,812	3,359,587
		3,776,626	4,154,633	6.86%
Information Technology Services
111,770	Computer Task Group, Inc. *	484,482	570,027
20,552	Optical Cable Corp. *	46,046	49,473
		530,528	619,500	1.02%
Insurance
400	Atlas Financial Holdings, Inc. *	5,431	8,220
44,272	EMC Insurance Group, Inc.	540,568	1,270,164
1,164,950	First Acceptance Corp. *	1,691,400	1,386,290
23,547	Hallmark Financial Services, Inc. *	143,011	245,595
13,363	Independence Holding Co.	57,026	366,814
32,728	Kansas City Life Insurance Co.	1,286,514	1,480,942
35,375	National Security Group, Inc.	281,745	578,381
6,100	Old Republic International Corp.	44,622	130,418
		4,050,317	5,466,824	9.03%
Power Equipment
733,017	Global Power Equipment Group, Inc. *	1,249,558	2,910,077
27,600	Powell Industries, Inc.	640,364	790,740
		1,889,922	3,700,817	6.11%
Real Estate
26,707	Getty Realty Corp.	349,438	725,362
100	The St. Joe Co. *	1,858	1,805
		351,296	727,167	1.20%

(a) Level 2 Security

* Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Schedule of Investments December 31, 2017
Shares/Principal Amount		Basis	Market Value	% of Net Assets

Retail
1,216,146	Christopher & Banks Corp. *	$ 1,440,649	$ 1,544,505
209,720	Stage Stores, Inc.	454,400	352,330
12,000	The Buckle, Inc.	168,360	285,000
		2,063,409	2,181,835	3.60%
Security Services
67,721	Costar Technologies, Inc. *	484,731	636,577	1.05%

Steel Works, Blast Furnaces, & Rolling Mills
17,505	Friedman Industries, Inc.	79,875	99,428	0.16%

Transportation
133	New Patriot Transportation Holding, Inc. *	2,394	2,312
7,052	Seacor Holdings, Inc. *	192,816	325,943
		195,210	328,255	0.54%

Total for Common Stock		$ 21,235,408	$ 28,550,031	47.13%

Closed-End & Exchange Traded Funds
25,659	Adams Natural Resources Fund, Inc.	429,745	509,075
79,411	ASA Gold and Precious Metals Ltd.	648,688	898,933
4,378	Barings Participation Investor	56,770	61,730
35,651	Central Europe, Russia, & Turkey Fund, Inc. *	704,890	869,528
129,046	MVC Capital, Inc.	1,119,733	1,362,726
1,000	Sprott Gold Miners ETF *	15,760	20,710

Total for Closed-End & Exchange Traded Funds		$ 2,975,586	$ 3,722,702	6.15%

WARRANTS

Energy
9,113	Gulfmark Offshore, Inc. Class A *	17,815	6,561
13,355	Tidewater, Inc. Class A *	94,078	31,785
14,438	Tidewater, Inc. Class B *	84,269	30,031

Total for Warrants		$ 196,162	$ 68,377	0.11%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 1.19% **	1,000,000	1,000,000
28,017,397	First American Government Obligation Fund Class Z 1.15% **	28,017,397	28,017,397

Total for Short Term Investments		$ 29,017,397	$ 29,017,397	47.91%

	Total Investments	$ 53,424,553	$ 61,358,507	101.30%

	Liabilities in excess of other assets		(787,544)	(1.30)%

	Net Assets		$ 60,570,963	100.00%

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at December 31, 2017.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        8

BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2017

Assets:
Investment Securities at Market Value	$ 61,358,507
(Identified Cost $53,424,553)
Cash	1,000
Receivables:
Dividends and Interest	102,130
Shareholder Subscriptions	14,980
Prepaid Expenses	5,170
Total Assets	61,481,787
Liabilities:
Payable to Advisor	869,029
Portfolio Securities Purchased	23,298
Accrued Expenses	18,497
Total Liabilities	910,824
Net Assets	$ 60,570,963

Net Assets Consist of:
Paid-In Capital	$ 52,725,739
Accumulated Realized Loss on Investments	(88,730)
Unrealized Appreciation in Value of Investments Based on Identified Cost	7,933,954
Net Assets	$ 60,570,963
Net Asset Value and Redemption Price
Per Share ($60,570,963/3,876,492 shares outstanding), no par value, unlimited
shares authorized	$ 15.63

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2017

Investment Income:
Dividends	$ 652,103
Interest	237,061
Total Investment Income	889,164
Expenses:
Investment Advisor Fees (Note 3)	810,992
Transfer Agent & Fund Accounting Fees	47,001
Insurance Fees	17,974
Custodial Fees	14,489
Audit Fees	15,002
Registration Fees	11,218
Trustee Fees	9,391
Legal Fees	1,526
Miscellaneous Fees	4,272
Printing & Mailing Fees	2,274
Total Expenses	934,139

Net Investment Loss	(44,975)

Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	601,722
Capital Gain Distributions from Regulated Investment Companies	18,568
Change in Unrealized Appreciation on Investments	(815,963)
Net Realized and Unrealized Loss on Investments	(195,673)

Net Decrease in Net Assets from Operations	$ (240,648)

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        10

BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2017	12/31/2016
From Operations:
Net Investment Loss	$ (44,975)	$ (346,359)
Net Realized Gain on Investments	601,722	5,198,938
Capital Gain Distributions from Regulated Investment Companies	18,568	50,401
Net Change In Unrealized Appreciation (Depreciation)	(815,963)	4,783,924
Net Increase (Decrease) in Net Assets from Operations	(240,648)	9,686,904

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(1,793,373)	(4,429,286)
Total Distributions to Shareholders	(1,793,373)	(4,429,286)

From Capital Share Transactions:
Proceeds From Sale of Shares	4,509,001	6,731,775
Shares issued in Reinvestment of Dividends	1,686,213	4,161,365
Cost of Shares Redeemed (a)	(11,567,902)	(7,146,810)
Net Increase (Decrease) from Shareholder Activity	(5,372,688)	3,746,330

Net Increase (Decrease) in Net Assets	(7,406,709)	9,003,948

Net Assets at Beginning of Period	67,977,672	58,973,724
Net Assets at End of Period	$ 60,570,963	$67,977,672

Share Transactions:
Issued	287,837	433,882
Reinvested	110,138	257,989
Redeemed	(738,398)	(462,342)
Net increase (decrease) in shares	(340,423)	229,529
Shares outstanding beginning of Period	4,216,915	3,987,386
Shares outstanding end of Period	3,876,492	4,216,915

(a) Net of Redemption Fees of $1,588 for the year ended December 31, 2017, and $3,423 for the year ended December 31, 2016.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the year:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net Asset Value -
Beginning of Year	$ 16.12	$ 14.79	$ 17.22	$ 17.43	$ 15.95
Net Investment Loss *	(0.01)	(0.09)	- (a)	(0.10)	(0.12)
Net Gains or Losses on Securities
(realized and unrealized)	(0.01)	2.53	(1.04)	0.93	2.75
Total from Investment Operations	(0.02)	2.44	(1.04)	0.83	2.63

Distributions from Capital Gains	(0.47)	(1.11)	(1.39)	(1.04)	(1.15)
	(0.47)	(1.11)	(1.39)	(1.04)	(1.15)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 15.63	$ 16.12	$ 14.79	$ 17.22	$ 17.43

Total Return	(0.06)%	16.51%	(5.99)%	4.80%	16.62%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 60,571	$ 67,978	$ 58,974	$ 64,672	$ 65,789

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%	1.45%	1.44%	1.44%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	(0.07)%	(0.56)%	(0.02)%	(0.57)%	(0.69)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%	1.45%	1.44%	1.44%	1.46%
Ratio of Net Income (Loss) to Average Net Assets	(0.07)%	(0.56)%	(0.02)%	(0.57)%	(0.71)%

Portfolio Turnover Rate	23.37%	43.04%	29.23%	20.94%	3.78%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        12

BERTOLET CAPITAL TRUST

Notes to Financial Statements

December 31, 2017

1.) ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 27,715,940	$ 834,091	-	$ 28,550,031
Closed-end & Exchange Traded Funds	3,722,702	-	-	3,722,702
Warrants	68,377	-	-	68,377
Money Market Funds	29,017,397	-	-	29,017,397
Investments at Market	$ 60,524,416	$ 834,091	-	$ 61,358,507

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2017. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2017, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value. At December 31, 2017 the Fund held approximately 48% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of December 31, 2017 the Fund had approximately 46% of its assets in First American Government Obligation Fund - Class Z. The investment in this fund is approximately 0.1% of the fund’s net assets which was approximately $33.9 billion dollars at December 31, 2017. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2017 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2017 and year ended December 31, 2016, $1,588 and $3,423, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.  During the year ended December 31, 2017, accumulated net investment loss was decreased by $44,975, and accumulated net realized gain was decreased by $44,975.

PINNACLE VALUE FUND                                                                                                                                        14

BERTOLET CAPITAL TRUST

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2017, Adviser earned $810,992 in fees which is paid yearly.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2017.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser had no recoupment in 2016 and $0 available for recoupment at December 31, 2017.

4.) PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $7,894,016 and $13,028,917, respectively.

5.) FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2016.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2017 the Fund paid a long-term capital gain distribution of $0.300751 per share, and a short-term capital gain distribution of $0.169592.

For the year ended December 31, 2016 the Fund paid a long-term capital gain distribution of $1.1130 per share.

The tax nature of distributions paid during the year ended December 31, 2017, and the year ended December 31, 2016:

	2017	2016
Ordinary Income	$ 652,094	$ 0
Long Term Capital Gain	$ 1,141,279	$ 4,429,286

At December 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 53,428,332

Gross tax unrealized appreciation	$ 9,182,346
Gross tax unrealized depreciation	(1,252,171)
Net tax unrealized appreciation	7,930,175
Undistributed ordinary income	60,321
Accumulated capital and other losses - net	(145,272)
Total Distributable Earnings	$ 7,845,224

As of December 31, 2017, the Fund had $145,272 of post-October losses, which are deferred until year 2018 for tax purposes.  Income losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

       TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2018

PINNACLE VALUE FUND                                                                                                                                        16

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (62)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (85)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (62)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (52)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

PINNACLE VALUE FUND                                                                                                                                        17

BERTOLET CAPITAL TRUST

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2017	December 31, 2017	July 1, 2017 to December 31, 2017

Actual	$1,000.00	$1,040.04	$7.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.95	$7.32

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) OR PERIOD ENDED DECEMBER 31, 2017

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	-0.06%	3.06%	5.99%	4.87%
Russell 2000 Index	14.65%	9.95%	14.12%	8.71%

Chart assumes an initial investment of $10,000 made on 1/1/2008.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Pinnacle Value Fund $16,082
Russell 2000 Index $23,056

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2017

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/17      FYE 12/31/16

Audit services                                                                         $12,300                 $12,300

Tax services                                                                             $2,700                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/17    FYE 12/31/16

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits attached hereto. none

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 6, 2018